Exhibit 99.2

SUPPLEMENTAL ANALYST PACKAGE - 4Q 2011 February 14, 2012

Table of contents :: Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations  3 Consolidated Statements of Funds from Operations  4 Wholly-owned Property Results of Operations 5 Seasonality of Operations 6 Capital Structure 7 Portfolio Overview 8 2012/ 2013 Leasing Status - Summary 9 2012/ 2013 Leasing Status - By Property 10 Owned Development Update 14 Mezzanine Investment Update 15 Third-party Development Update 16 Management Services Update 17 Investor Information 18 AMERICAN CAMPUS COMMUNITIES ::

FINANCIAL HIGHLIGHTS ::
$ in thousands, except share and per share data

Operating Data	Three Months Ended December 31,				Year Ended December 31,			
	2011	2010	$ Change	% Change	2011	2010	$ Change	% Change
Total revenues	$ 105,850	$ 94,124	$ 11,726	12.5%	$ 390,317	$ 329,276	$ 61,041	18.5%
Operating income	30,924	27,457	3,467	12.6%	99,893	83,524	16,369	19.6%
Net income attributable to ACC	15,835	13,726	2,109		56,629	16,210	40,419	
Net income per share - basic	0.22	0.20			0.81	0.27		
Net income per share - diluted	0.22	0.20			0.80	0.26		
FFO	39,391	35,367	4,024		132,287	102,748	29,539	
FFO per share—diluted	0.54	0.52			1.87	1.73		
FFOM	36,693	30,927	5,766		128,079	93,856	34,223	
FFOM per share—diluted	0.50	0.45			1.81	1.58		

Operating Statistics	December 31, 2011	December 31, 2010
Debt to gross asset value[1]	42.0%	43.7%
Debt to total market capitalization[2,3]	30.4%	36.6%
Interest coverage[4]	3.21	2.87
Net debt to EBITDA[5]	7.23	7.09

1. Gross asset value is the book value of the company's total assets, calculated in accordance with generally accepted accounting principles, excluding accumulated depreciation and our on-campus participating properties.
2. Excludes debt related to our on-campus participating properties totaling $79.3 million and $81.8 million as of December 31, 2011 and December 31, 2010, respectively, as well as net unamortized debt premiums of $5.1 million and $9.9 million as of December 31, 2011 and 2010, respectively.
3. Market capitalization is calculated based on a common share price of $41.96 and $31.76 as of December 31, 2011 and December 31, 2010, respectively, and fully diluted common shares totaling 74,322,409 and 68,476,747 as of December 31, 2011 and December 31, 2010, respectively.
4. Based on earnings before interest, taxes, depreciation, and amortization ("EBITDA"), as defined in the company's Credit Facility Agreement, and cash interest expense of $185.8 million and $57.9 million, respectively, for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. Includes our share of interest expense related to debt from a joint venture in which we hold a 10% interest.
5. Net debt is calculated as total debt less cash on hand.

AMERICAN CAMPUS COMMUNITIES :: 1

CONSOLIDATED BALANCE SHEETS :: $ in thousands December 31, 2011 December 31, 2010 (unaudited) Assets Investments in real estate: Wholly-owned properties, net $ 2,761,757 $ 2,433,844 Wholly-owned property held for sale 27,300 - On-campus participating properties, net 59,850 62,486 Investments in real estate, net 2,848,907 2,496,330 Cash and cash equivalents 22,399 113,507 Restricted cash 22,956 26,764 Student contracts receivable, net 5,324 5,736 Other assets 108,996 51,147 Total assets $ 3,008,582 $ 2,693,484 Liabilities and equity Liabilities: Secured mortgage, construction and bond debt $ 858,530 $ 1,144,103 Unsecured term loan 200,000 - Senior secured term loan - 100,000 Unsecured revolving credit facility 273,000 - Secured agency facility 116,000 101,000 Accounts payable and accrued expenses 36,884 34,771 Other liabilities 77,840 61,011 Total liabilities 1,562,254 1,440,885 Redeemable noncontrolling interests 42,529 34,704 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 725 667 Additional paid in capital 1,664,416 1,468,179 Accumulated earnings and dividends (286,565) (249,381) Accumulated other comprehensive loss (3,360) (5,503) Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 1,375,216 1,213,962 Noncontrolling interests 28,583 3,933 Total equity 1,403,799 1,217,895 Total liabilities and equity $ 3,008,582 $ 2,693,484 AMERICAN CAMPUS COMMUNITIES :: 2

CONSOLIDATED STATEMENTS OF OPERATIONS ::
$ in thousands, except share and per share data

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended December 31,			Year Ended December 31,		
	2011	2010	$ Change	2011	2010	$ Change
	(unaudited)			(unaudited)		
Revenues						
Wholly-owned properties	$ 94,208	$ 82,785	$ 11,423	$ 348,961	$ 286,032	$ 62,929
On-campus participating properties	8,137	7,868	269	25,252	23,975	1,277
Third-party development services	1,347	1,044	303	7,497	9,302	(1,805)
Third-party management services	1,827	2,061	(234)	7,254	8,670	(1,416)
Resident services	331	366	(35)	1,353	1,297	56
Total revenues	**105,850**	**94,124**	**11,726**	**390,317**	**329,276**	**61,041**
Operating expenses						
Wholly-owned properties	41,499	35,773	5,726	165,547	134,849	30,698
On-campus participating properties	2,685	2,616	69	10,180	10,492	(312)
Third-party development and management services	3,567	4,132	(565)	11,368	12,781	(1,413)
General and administrative	3,821	2,476	1,345	12,752	11,561	1,191
Depreciation and amortization	22,370	20,938	1,432	86,969	73,125	13,844
Ground/facility leases	984	732	252	3,608	2,944	664
Total operating expenses	**74,926**	**66,667**	**8,259**	**290,424**	**245,752**	**44,672**
Operating income	**30,924**	**27,457**	**3,467**	**99,893**	**83,524**	**16,369**
Nonoperating income and (expenses)						
Interest income	209	112	97	584	187	397
Interest expense	(12,820)	(15,150)	2,330	(52,214)	(60,144)	7,930
Amortization of deferred financing costs	(1,335)	(1,190)	(145)	(5,120)	(4,436)	(684)
(Loss) income from unconsolidated joint ventures	(574)	111	(685)	(641)	(2,023)	1,382
Other nonoperating income	-	1,793	(1,793)	-	5,694	(5,694)
Total nonoperating expenses	**(14,520)**	**(14,324)**	**(196)**	**(57,391)**	**(60,722)**	**3,331**
Income before income taxes and discontinued operations	16,404	13,133	3,271	42,502	22,802	19,700
Income tax provision	(60)	(142)	82	(433)	(570)	137
Income from continuing operations	**16,344**	**12,991**	**3,353**	**42,069**	**22,232**	**19,837**
Discontinued operations						
(Loss) income attributable to discontinued operations	(457)	1,139	(1,596)	1,097	(1,429)	2,526
Gain (loss) from disposition of real estate	232	-	232	14,806	(3,705)	18,511
Total discontinued operations	**(225)**	**1,139**	**(1,364)**	**15,903**	**(5,134)**	**21,037**
Net income	**16,119**	**14,130**	**1,989**	**57,972**	**17,098**	**40,874**
Net income attributable to noncontrolling interests	(284)	(404)	120	(1,343)	(888)	(455)
Net income attributable to American Campus Communities, Inc. and Subsidiaries	**$ 15,835**	**$ 13,726**	**$ 2,109**	**$ 56,629**	**$ 16,210**	**$ 40,419**
Net income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders:						
Basic	**$ 0.22**	**$ 0.20**		**$ 0.81**	**$ 0.27**	
Diluted	**$ 0.22**	**$ 0.20**		**$ 0.80**	**$ 0.26**	
Weighted-average common shares outstanding:						
Basic	**71,295,963**	**66,817,937**		**69,243,203**	**57,682,808**	
Diluted	**72,746,157**	**68,365,860**		**69,807,394**	**59,338,227**	

AMERICAN CAMPUS COMMUNITIES :: 3

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS ::

unaudited, $ in thousands, except share and per share data

	Three Months Ended December 31,			Year Ended December 31,		
	2011	2010	$ Change	2011	2010	$ Change
Net income attributable to American Campus Communities, Inc. and Subsidiaries	$ 15,835	$ 13,726	$ 2,109	$ 56,629	$ 16,210	$ 40,419
Noncontrolling interests	284	404	(120)	1,343	888	455
(Gain) loss from disposition of real estate	(232)	-	(232)	(14,806)	3,705	(18,511)
Loss (income) from unconsolidated joint ventures	574	(111)	685	641	2,023	(1,382)
FFO from unconsolidated joint ventures[1]	(557)	23	(580)	(576)	(1,195)	619
Real estate related depreciation and amortization	22,382	21,325	1,057	87,951	75,667	12,284
Elimination of provision for asset impairment - wholly-owned properties[2,3]	559	-	559	559	4,036	(3,477)
Elimination of provision for asset impairment - unconsolidated joint ventures[2,4]	546	-	546	546	1,414	(868)
Funds from operations ("FFO")	**39,391**	**35,367**	**4,024**	**132,287**	**102,748**	**29,539**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:						
Net income from on-campus participating properties	(2,498)	(2,367)	(131)	(3,074)	(1,809)	(1,265)
Amortization of investment in on-campus participating properties	(1,138)	(1,092)	(46)	(4,468)	(4,345)	(123)
FFO from Hampton Roads unconsolidated joint venture[5]	-	-	-	-	160	(160)
	35,755	31,908	3,847	124,745	96,754	27,991
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow[6]	564	449	115	2,190	1,710	480
Management fees	374	363	11	1,144	1,086	58
Impact of on-campus participating properties	938	812	126	3,334	2,796	538
Gain on remeasurement of equity method investments[7]	-	(197)	197	-	(4,098)	4,098
Gain on insurance settlement[8]	-	(1,596)	1,596	-	(1,596)	1,596
Funds from operations-modified ("FFOM")	**$ 36,693**	**$ 30,927**	**$ 5,766**	**$ 128,079**	**$ 93,856**	**$ 34,223**
FFO per share - diluted	**$ 0.54**	**$ 0.52**		**$ 1.87**	**$ 1.73**	
FFOM per share - diluted	**$ 0.50**	**$ 0.45**		**$ 1.81**	**$ 1.58**	
Weighted average common shares outstanding - diluted	**72,860,285**	**68,480,823**		**70,834,789**	**59,453,190**	

1. Represents our share of the FFO from three joint ventures in which we are or were a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% noncontrolling interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. In September and November 2010, we purchased Fidelity's 90% interest in 14 joint venture properties. Subsequent to the acquisition, the 14 properties are now wholly-owned and are consolidated by the company. One property was not acquired and will continue to be owned by one of the Fidelity Joint Ventures.
2. In October 2011, the National Association of Real Estate Investment Trusts ("NAREIT") issued guidance directing member companies to exclude impairment write-downs of depreciable real estate from the calculation of FFO. Previously, the company had included such charges in the calculation of FFO, but had excluded these charges when calculating FFOM. In order to conform to the current NAREIT guidance, the company has revised its calculation of FFO for all periods presented to exclude such impairment charges. This change in presentation has no effect on FFOM for any of the periods presented, as the company previously excluded such charges from FFOM.
3. For the three months and year ended December 31, 2011, represents an impairment charge recorded for Pirates Cove, a property that is classified as Held for Sale as of December 31, 2011 and is included in discontinued operations for all periods presented. For the year ended December 31, 2010, represents an impairment charge recorded for Campus Walk – Oxford, a property that was sold in April 2010.
4. Represents our share of impairment charges recorded during the periods presented for properties owned through our unconsolidated Fidelity Joint Ventures.
5. Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.
6. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents actual cash received for the year-to-date periods and amounts accrued for the interim periods.
7. Represents non-cash gains recorded to remeasure the company's equity method investments in the Fidelity Joint Ventures to fair value as a result of the company purchasing Fidelity's remaining 90% interest in 14 joint venture properties in September and November 2010.
8. Represents a gain on insurance settlement related to significant property damage resulting from a fire that occurred at one of our wholly-owned properties in April 2010.

AMERICAN CAMPUS COMMUNITIES :: 4

WHOLLY-OWNED PROPERTY RESULTS OF OPERATIONS[1] :: $ in thousands

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended December 31,				Year Ended December 31,			
	2011	2010	$ Change	% Change	2011	2010	$ Change	% Change
Wholly-owned property revenues								
Same store properties[2]	$ 84,369	$ 81,669	$ 2,700	3.3%	$ 281,618	$ 271,309	$ 10,309	3.8%
New properties	11,330	2,603	8,727		73,280	20,383	52,897	
Total revenues[3]	**$ 95,699**	**$ 84,272**	**$ 11,427**	**13.6%**	**$ 354,898**	**$ 291,692**	**$ 63,206**	**21.7%**
Wholly-owned property operating expenses								
Same store properties[2]	$ 36,032	$ 35,272	$ 760	2.2%	$ 129,714	$ 126,816	$ 2,898	2.3%
New properties	6,047[4]	1,096	4,951		38,374[4]	10,528	27,846	
Total operating expenses	**$ 42,079**	**$ 36,368**	**$ 5,711**	**15.7%**	**$ 168,088**	**$ 137,344**	**$ 30,744**	**22.4%**
Wholly-owned property net operating income								
Same store properties[2]	$ 48,337	$ 46,397	$ 1,940	4.2%	$ 151,904	$ 144,493	$ 7,411	5.1%
New properties	5,283	1,507	3,776		34,906	9,855	25,051	
Total net operating income	**$ 53,620**	**$ 47,904**	**$ 5,716**	**11.9%**	**$ 186,810**	**$ 154,348**	**$ 32,462**	**21.0%**

1. Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Cambridge at Southern, sold in March 2010; Campus Walk-Oxford, sold in April 2010; Villas on Apache, River Club Apartments, and River Walk Townhomes, all sold in April 2011; and Campus Club-Statesboro, sold in May 2011.
2. Includes Pirates Cove, which is anticipated to be sold in the first half of 2012 and is classified within discontinued operations on the accompanying consolidated statements of operations. Revenues for this property totaled $1.2 million and $1.1 million for the three months ended December 31, 2011 and 2010, respectively. Operating expenses for this property totaled $0.6 million for both of the three month periods ended December 31, 2011 and 2010. Excluding Pirates Cove, net operating income for same store properties would have increased 4.1% over the fourth quarter 2010.
3. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.
4. Operating expenses for the three months and year ended December 31, 2011 include $0.8 million and $1.5 million, respectively, of acquisition-related costs such as broker fees, due diligence costs and legal and accounting fees.

AMERICAN CAMPUS COMMUNITIES :: 5

SEASONALITY OF OPERATIONS[1] :: $ in thousands, except for per bed amounts

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended				
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	Total/Weighted Average
Same store properties[2]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 513	$ 507	$ 500	$ 529	$ 513
Other income per occupied bed per month[3]	36	40	57	32	41
Total revenue per occupied bed	**$ 549**	**$ 547**	**$ 557**	**$ 561**	**$ 554**
Average number of owned beds	43,803	43,803	43,799	43,799	43,800
Average physical occupancy for the quarter	98.7%	93.9%	96.0%	98.5%	96.8%
Total revenue	$ 71,283	$ 67,423	$ 70,271	$ 72,641	$ 281,618
Property operating expenses	30,471	30,134	37,980	31,129	129,714
Net operating income	$ 40,812	$ 37,289	$ 32,291	$ 41,512	$ 151,904
Operating margin	*57.3%*	*55.3%*	*46.0%*	*57.1%*	*53.9%*
New properties[4]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 464	$ 467	$ 469	$ 497	$ 476
Other income per occupied bed per month[3]	32	30	50	35	37
Total revenue per occupied bed	**$ 496**	**$ 497**	**$ 519**	**$ 532**	**$ 513**
Average number of owned beds	10,897	10,897	12,216	14,917	12,232
Average physical occupancy for the quarter	97.5%	97.3%	97.9%	96.9%	97.4%
Total revenue	$ 15,812	$ 15,778	$ 18,632	$ 23,058	$ 73,280
Property operating expenses	7,725	7,827	11,872	10,950	38,374
Net operating income	$ 8,087	$ 7,951	$ 6,760	$ 12,108	$ 34,906
Operating margin	*51.1%*	*50.4%*	*36.3%*	*52.5%*	*47.6%*
ALL PROPERTIES					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 504	$ 499	$ 494	$ 521	$ 505
Other income per occupied bed per month[3]	36	37	55	33	40
Total revenue per occupied bed	**$ 540**	**$ 536**	**$ 549**	**$ 554**	**$ 545**
Average number of owned beds	54,700	54,700	56,015	58,716	56,033
Average physical occupancy for the quarter	98.4%	94.6%	96.4%	98.1%	96.9%
Total revenue	$ 87,095	$ 83,201	$ 88,903	$ 95,699	$ 354,898
Property operating expenses	38,196	37,961	49,852	42,079	168,088
Net operating income	$ 48,899	$ 45,240	$ 39,051	$ 53,620	$ 186,810
Operating margin	*56.1%*	*54.4%*	*43.9%*	*56.0%*	*52.6%*

1. Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Villas on Apache, River Club Apartments, and River Walk Townhomes, all sold in April 2011, and Campus Club-Statesboro, sold in May 2011. Includes Pirates Cove, which is classified within discontinued operations and is anticipated to be sold in the first half of 2012.
2. Includes all properties owned during the full year ended December 31, 2010.
3. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc.
4. Includes the following properties acquired in 2010: University Heights, Sanctuary Lofts, 2nd Avenue Centre, and 14 properties purchased in September and November 2010 from two joint ventures with Fidelity in which we previously had a 10% interest. Includes the following properties opened or acquired in 2011: Villas at Babcock, Villas on Sycamore, Lobo Village, University Village Northwest, Eagles Trail, Studio Green, 26 West, The Varsity and University Shoppes at Orlando. Also includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010. The 72 beds damaged by the fire reopened for occupancy in August 2011.

AMERICAN CAMPUS COMMUNITIES :: 6

CAPITAL STRUCTURE AS OF DECEMBER 31, 2011 :: $ in thousands, except share and per share data Market Capitalization Gross Asset Value1 $ 3,248,942 Total Debt2 $ 1,364,890 Total Equity Market Value3 3,118,568 Total Market Capitalization $ 4,483,458 Fixed Rate Mortgage Loans Maturity Schedule $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0 2012 2013 2014 2015 2016 2017 2018+ $81,285 $80,338 $96,446 $195,428 $163,079 $119,000 $10,964 5.58% 5.99% 5.19% 5.20% 5.81% 5.78% 6.43% Interest rates appearing on each bar represent the weighted average interest rate of debt maturing in that year. Debt to Gross Asset Value 42.0% Debt to Total Market Capitalization 30.4% Interest Coverage4 3.21 Net Debt to EBITDA5 7.23 Principal Outstanding2 Weighted Average Interest Rate Average Term To Maturity Fixed Rate Mortgage Loans 746,540 $ 5.6% 3.5 Yrs Variable Rate Construction Loans 29,350 2.9% 2.0 Yrs Unsecured Revolving Credit Facility 273,000 2.2% 2.4 Yrs Unsecured Term Loan 200,000 2.9% 3.4 Yrs Secured Agency Facility 116,000 2.5% 2.7 Yrs Total/Weighted Average 1,364,890 $ 4.2% 3.2 Yrs 1. Gross asset value is the book value of the company’s total assets calculated in accordance with generally accepted accounting principles, excluding accumulated depreciation and our on-campus participating properties. 2. Excludes debt related to our on-campus participating properties totaling $79.3 million with a weighted average interest rate of 7.2% and average term maturity of 8.4 years. Also excludes net unamortized premiums $5.1 million. Includes $1.8 million or the company’s 10% share of $18.2 million of debt from a joint venture in which the company holds a 10% interest. 3. Based on share price of $41.96 and fully diluted share count of 74,322,409 as of December 31, 2011. Assumes conversion of 1,013,563 common and preferred Operating Partnership units and 549,300 unvested restricted stock awards. 4. Based on earnings before interest, taxes, depreciation, and amortization (“EBITDA”), as defined in the company’s Credit Facility Agreement, and cash interest expense of $185.8 million and $57.9 million, respectively, for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. Includes our share of interest expense related to debt from a joint venture in which we hold a 10% interest. 5. Net debt is calculated as total debt less cash on hand as of December 31, 2011. AMERICAN CAMPUS COMMUNITIES :: 7

PORTFOLIO OVERVIEW AS OF DECEMBER 31, 2011[1] :: summary

Property Type	Units	Beds	Physical Occupancy at December 31, 2011	2010
Same Store Wholly-owned Properties - Total	**17,176**	**54,216**	**98.4%**	**98.3%**
New Wholly-owned Properties[2]	1,993	6,363	92.2%	84.2% [3] [4]
Wholly-owned Properties - Total	**19,169**	**60,579**	**97.7%**	**98.2%** [3] [4]
On-campus Participating Properties	1,863	4,519	98.2%	97.7%

1. Includes Pirates Cove, which is classified as Held for Sale as of December 31, 2011 and is anticipated to be sold in the first half of 2012. Excludes Villas on Apache, River Club Apartments and River Walk Townhomes, which were sold in April 2011, and Campus Club-Statesboro, which was sold in May 2011.
2. As of December 31, 2011, the new wholly-owned property grouping includes the following properties: (1) Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010, (2) 4 owned development properties that completed construction and opened for occupancy in August 2011, (3) Eagles Trail, a 792-bed property purchased in September 2011, (4) Studio Green, a 684-bed property purchased in November 2011 where units are being vacated to prepare for the development of the property, (5) 26 West, a 1,026-bed property purchased in December 2011, and (6) The Varsity, a 901-bed property purchased in December 2011. As of December 31, 2010, the new wholly-owned property grouping includes only Campus Trails.
3. Reflects the impact of lost occupancy at Campus Trails related to 72 beds that were destroyed by a fire in April 2010 and reopened for occupancy in August 2011.
4. Excludes properties that were not owned or under ACC management as of December 31, 2010 (see footnote 2).

AMERICAN CAMPUS COMMUNITIES :: 8

2012/2013 LEASING STATUS :: wholly-owned properties - summary

Applications + Leases	Current Year Applications + Leases[1]	Current Year % of Rentable Beds	Prior Year Applications + Leases[1]	Prior Year % of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]
Same Store Wholly-owned Properties[4]	30,870	53.7%	30,612	54.0% [5]	57,490	57,968	98.2%
New Wholly-owned Properties[6]	5,221	56.9%	93	14.8% [7]	9,179	9,266	90.4% [7]
Wholly-owned Properties- Total	**36,091**	**54.1%**	**30,705**	**53.6%** [7]	**66,669**	**67,234**	**98.1%** [7]

Leases	Current Year Leases[1]	Current Year % of Rentable Beds	Prior Year Leases[1]	Prior Year % of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[8]
Same Store Wholly-owned Properties[4]	27,355	47.6%	27,335	48.2% [5]	57,490	57,968	98.2% [5]	3.5%	3.5%
New Wholly-owned Properties[6]	4,435	48.3%	68	10.8% [7]	9,179	9,266	90.4% [7]	n/a	n/a
Wholly-owned Properties- Total	**31,790**	**47.7%**	**27,403**	**47.8%** [7]	**66,669**	**67,234**	**98.1%** [7]	**3.5%**	**3.5%**

1. As of February 10, 2012 for the current year and February 10, 2011 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2011.
4. Includes Pirates Cove, which is classified as Held for Sale as of December 31, 2011 and is anticipated to be sold in the first half of 2012.
5. Excludes Eagles Trail, a 792-bed property purchased in September 2011, as no prior year leasing data is available for this property.
6. Includes 11 properties currently under construction that are anticipated to open for occupancy in August 2012. Also includes The Varsity and 26 West, purchased in December 2011, and University Heights, purchased from one of the Fidelity joint ventures in January 2012. Excludes Studio Green, a 484-bed property purchased in November 2011 with the intent to redevelop the property commencing in the second or third quarter 2012.
7. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2011 occupancy.
8. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES :: 9

2012/2013 LEASING STATUS ::
same store wholly-owned properties with projected rental rate growth above 3%

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	Royal Lexington-Lexington, KY	109	29.9%	109	29.9%	364	364	98.4%	15.1%	15.1%
2.	2nd Avenue Centre-Gainesville, FL	812	93.8%	713	82.3%	866	868	99.4%	9.9%	9.9%
3.	Aztec Corner-San Diego, CA	266	45.0%	144	24.4%	591	606	98.5%	5.9%	5.9%
4.	Campus Corner-Bloomington, IN	568	72.3%	581	73.9%	786	796	99.1%	5.3%	5.9%
5.	University Crossings-Philadelphia, PA	931	92.8%	859	85.6%	1,003	1,016	99.4%	5.1%	5.8%
6.	Nittany Crossing-State College, PA	618	91.7%	675	100.1%	674	684	99.4%	5.3%	5.7%
7.	State College Park-State College, PA	629	84.7%	765	103.0%	743	752	99.5%	4.6%	5.1%
8.	Campus Trails-Starkville, MS	361	76.3%	164	34.7%	473	480	99.0%	4.4%	4.9%
9.	University Meadows-Mt. Pleasant, MI	563	91.4%	589	95.6%	616	616	98.5%	4.2%	4.9%
10.	Hawks Landing-Oxford, OH	456	95.0%	476	99.2%	480	484	99.0%	5.2%	4.8%
11.	Brookstone Village-Wilmington, NC	70	29.5%	74	31.2%	237	238	102.5%	4.7%	4.7%
12.	The Edge-Orlando, FL	455	49.5%	562	61.2%	919	930	99.6%	4.5%	4.5%
13.	University Greens-Norman, OK	267	51.7%	83	16.1%	516	516	98.8%	4.0%	4.5%
14.	The Club-Athens, GA	349	73.5%	212	44.6%	475	480	97.9%	4.0%	4.4%
15.	University Village at Boulder Creek-Boulder, CO	295	98.7%	294	98.3%	299	309	98.7%	4.2%	4.4%
16.	The Village at Blacksburg-Blacksburg, VA	848	80.3%	965	91.4%	1,056	1,056	99.6%	4.3%	4.3%
17.	Sunnyside Commons-Morgantown, WV	162	100.6%	162	100.6%	161	161	100.6%	3.9%	4.2%
18.	Villas on Sycamore-Huntsville, TX	268	39.4%	404	59.4%	680	680	96.5%	4.6%	4.2%
19.	The Centre-Kalamazoo, MI	249	35.7%	338	48.4%	698	700	99.4%	4.1%	4.2%
20.	The Callaway House-College Station, TX	398	75.5%	400	75.9%	527	538	103.7%	4.2%	4.2%
21-23.	University Village-Tallahassee, FL	708	98.9%	702	98.0%	716	716	99.2%	3.6%	4.1%
24-25.	College Club Townhomes-Tallahassee, FL	240	44.4%	228	42.2%	540	544	96.1%	4.1%	4.1%
26.	Villas at Babcock-San Antonio, TX	201	25.4%	402	50.8%	792	792	99.5%	4.1%	4.1%
27.	The Enclave-Bowling Green, OH	164	34.2%	166	34.6%	480	480	98.5%	4.1%	4.1%
28.	Abbott Place-East Lansing, MI	393	60.5%	440	67.7%	650	654	99.4%	4.2%	4.1%
29.	University Mills-Cedar Falls, IA	273	56.8%	318	66.1%	481	481	99.0%	4.0%	4.0%
30.	Barrett Honors College (ACE)-Tempe, AZ	559	32.6%	568	33.1%	1,715	1,721	97.4%	4.0%	4.0%
31.	University Walk-Charlotte, NC	128	26.7%	95	19.8%	480	480	99.2%	4.0%	4.0%
32.	Lobo Village (ACE)-Albuquerque, NM	557	65.1%	572	66.8%	856	864	99.5%	4.0%	4.0%
33.	Newtown Crossing-Lexington, KY	667	70.9%	609	64.7%	941	942	99.2%	3.6%	4.0%
34.	Lions Crossing-State College, PA	367	53.2%	415	60.1%	690	696	99.4%	4.0%	4.0%
35.	The View-Lincoln, NE	156	26.5%	102	17.3%	588	590	100.0%	4.0%	4.0%
36.	Univ. Village Northwest at Prairie View-Prairie View, TX	0	0.0%	0	0.0%	142	144	100.0%	3.9%	3.9%
37.	The Edge-Charlotte, NC	250	34.7%	235	32.6%	720	720	98.8%	3.9%	3.9%
38.	Sanctuary Lofts-San Marcos, TX	253	52.5%	214	44.4%	482	487	98.2%	3.9%	3.9%
39.	University Crescent-Baton Rouge, LA	282	46.1%	281	45.9%	612	612	98.4%	3.8%	3.8%

1. As of February 10, 2012 for the current year and February 10, 2011 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2011.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES :: 10

2012/2013 LEASING STATUS ::

same store wholly-owned properties with projected rental rate growth above 3% continued

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
40.	Northgate Lakes-Orlando, FL	216	30.4%	329	46.3%	710	710	99.4%	3.8%	3.8%
41.	University Heights-Birmingham, AL	153	29.8%	131	25.5%	513	528	99.4%	3.8%	3.8%
42.	University Oaks-Columbia, SC	454	69.5%	336	51.5%	653	662	99.1%	3.4%	3.7%
43.	University Gables-Murfreesboro, TN	87	13.6%	82	12.8%	641	648	98.9%	3.7%	3.7%
44-45.	Willowtree Apartments and Towers-Ann Arbor, MI	306	36.3%	111	13.2%	843	851	96.9%	3.7%	3.7%
46-48.	The Summit & Jacob Heights-Mankato, MN	562	60.8%	401	43.4%	925	930	97.8%	3.2%	3.7%
49.	Vista del Sol (ACE)-Tempe, AZ	973	53.1%	1,312	71.6%	1,832	1,866	98.8%	3.7%	3.7%
50.	University Trails-Lubbock, TX	270	40.1%	368	54.6%	674	684	98.2%	3.7%	3.7%
51.	The Outpost-San Marcos, TX	349	71.8%	440	90.5%	486	486	99.6%	3.6%	3.6%
52.	The Village on Sixth Avenue-Huntington, WV	108	14.4%	165	22.0%	749	752	97.3%	3.6%	3.6%
53.	The Highlands-Reno, NV	181	25.1%	105	14.6%	720	732	99.2%	3.6%	3.6%
54.	Lakeside Apartments-Athens, GA	328	42.3%	339	43.7%	776	776	98.2%	3.5%	3.5%
55.	Campus Walk Wilmington-Wilmington, NC	87	30.3%	78	27.2%	287	290	105.5%	3.5%	3.5%
56.	Blanton Common-Valdosta, GA	240	27.9%	229	26.7%	859	860	99.0%	3.5%	3.5%
57.	University Place-Charlottesville, VA	98	18.7%	85	16.2%	524	528	80.7%	3.5%	3.5%
58.	The Tower at 3rd-Champaign, IL	227	60.9%	235	63.0%	373	375	98.9%	3.2%	3.4%
59.	University Village-Fresno, CA	114	28.6%	74	18.6%	398	406	98.0%	3.4%	3.4%
60.	The Village at Science Drive-Orlando, FL	256	35.4%	309	42.7%	724	732	99.3%	3.4%	3.4%
61.	Raiders Pass-Lubbock, TX	199	24.3%	264	32.3%	818	828	97.5%	3.2%	3.3%
62.	University Club Apartments-Gainesville, FL	201	53.5%	162	43.1%	376	376	98.7%	3.3%	3.3%
63-64.	University Club Townhomes-Tallahassee, FL	246	33.6%	249	34.0%	732	736	99.5%	3.2%	3.2%
65.	The Estates-Gainesville, FL	513	49.5%	388	37.4%	1,037	1,044	99.3%	3.1%	3.2%
66.	Olde Towne University Square-Toledo, OH	319	58.2%	367	67.0%	548	550	100.2%	3.2%	3.2%
67.	Campus Way-Tuscaloosa, AL	201	30.0%	197	29.4%	670	680	98.1%	3.1%	3.1%
68.	Campus Ridge-Johnson City, TN	166	31.8%	118	22.6%	522	528	95.5%	3.1%	3.1%
69.	University Village-Sacramento, CA	120	31.0%	85	22.0%	387	394	104.1%	3.1%	3.1%
70.	Callaway Villas-College Station, TX	292	42.3%	214	31.0%	691	704	99.9%	3.1%	3.1%
71.	Uptown Apartments-Denton, TX	209	40.0%	130	24.9%	522	528	97.0%	3.1%	3.1%
72.	Chapel View-Chapel Hill, NC	153	43.6%	179	51.0%	351	358	97.8%	3.0%	3.0%
73.	Peninsular Place-Ypsilanti, MI	119	25.3%	112	23.8%	471	478	99.2%	3.0%	3.0%
	Subtotal-Projected Rental Rate Growth Above 3%	21,619	50.4%	21,510	50.2%	42,861	43,217	98.7%	4.1%	4.2%

1. As of February 10, 2012 for the current year and February 10, 2011 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2011.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES :: 11

2012/2013 LEASING STATUS ::

same store wholly-owned properties with projected rental rate growth between 0% and 2.99% and properties reducing rental rates

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	Burbank Commons-Baton Rouge, LA	125	23.6%	100	18.9%	530	532	95.7%	2.9%	2.9%
2.	Aggie Station-Bryan, TX	283	63.7%	235	52.9%	444	450	99.3%	2.9%	2.9%
3.	City Parc at Fry Street-Denton, TX	123	30.0%	211	51.5%	410	418	98.3%	2.9%	2.9%
4.	Royal Village-Gainesville, FL	435	97.1%	174	38.8%	448	448	97.1%	2.1%	2.8%
5.	University Pines-Statesboro, GA	196	35.5%	84	15.2%	552	552	99.5%	2.8%	2.8%
6.	University Manor-Greenville, NC	208	35.0%	307	51.7%	594	600	93.5%	2.7%	2.7%
7.	Pirates Cove-Greenville, NC	334	31.8%	335	31.9%	1,049	1,056	98.7%	2.7%	2.7%
8.	The Outpost-San Antonio, TX	162	19.6%	192	23.2%	828	828	100.0%	2.6%	2.6%
9.	Entrada Real-Tucson, AZ	62	17.1%	132	36.4%	363	363	99.4%	2.5%	2.5%
10.	The Village at Alafaya Club-Orlando, FL	281	33.9%	231	27.9%	829	839	99.3%	2.5%	2.5%
11.	The Woods at Greenland-Murfreesboro, TN	51	18.5%	76	27.5%	276	276	97.5%	2.4%	2.4%
12.	University Pointe-Lubbock, TX	280	41.5%	349	51.8%	674	682	95.0%	2.2%	2.2%
13.	Raiders Crossing-Murfreesboro, TN	43	15.6%	70	25.4%	276	276	99.6%	2.2%	2.2%
14.	GrandMarc-Seven Corners-Minneapolis, MN	208	48.0%	272	62.8%	433	440	125.7%	2.2%	2.2%
15.	Chapel Ridge-Chapel Hill, NC	290	54.3%	269	50.4%	534	544	93.6%	2.1%	2.1%
16.	Eagles Trail-Hattiesburg, MS	117	14.8%	n/a	n/a	788	792	80.1%	2.1%	2.1%
17.	University Centre-Newark, NJ	527	63.8%	307	37.2%	826	838	98.6%	2.0%	2.0%
18.	Villas at Chestnut Ridge-Amherst, NY	162	29.8%	214	39.4%	543	552	99.3%	1.9%	1.9%
19.	University Village (Temple)-Philadelphia, PA	154	21.0%	153	20.9%	733	749	98.9%	1.9%	1.9%
20.	Pirates Place Townhomes-Greenville, NC	152	28.8%	181	34.3%	528	528	93.2%	1.3%	1.3%
21.	South View Apartments-Harrisonburg, VA	706	73.5%	842	87.7%	960	960	98.4%	1.8%	0.5%
22.	University Village at Sweethome-Amherst, NY	149	18.3%	159	19.5%	815	828	90.3%	0.3%	0.3%
	Subtotal-Projected Rental Rate Growth between 0% and 2.99%	**5,048**	**37.6%**	**4,893**	**38.7%[5]**	**13,433**	**13,551**	**97.1%**	**2.1%**	**2.1%**
	Subtotal-Properties Increasing Rental Rates	**26,667**	**47.4%**	**26,403**	**47.6%[5]**	**56,294**	**56,768**	**98.3%**	**3.6%**	**3.7%**
1.	The Commons-Harrisonburg, VA	251	47.9%	370	70.6%	524	528	94.9%	0.5%	-2.1%
2.	Stone Gate-Harrisonburg, VA	437	65.0%	562	83.6%	672	672	93.5%	-1.4%	-2.7%
	Subtotal-Properties Reducing Rental Rates	**688**	**57.5%**	**932**	**77.9%**	**1,196**	**1,200**	**94.1%**	**-0.6%**	**-2.5%**
	Total-Same Store Wholly-owned Properties	**27,355**	**47.6%**	**27,335**	**48.2%[5]**	**57,490**	**57,968**	**98.2%**	**3.5%**	**3.5%**

1. As of February 10, 2012 for the current year and February 10, 2011 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2011.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.
5. Excludes Eagles Trail, a 792-bed property purchased in September 2011, as no prior year leasing data is available for this property.

AMERICAN CAMPUS COMMUNITIES :: 12

2012/2013 LEASING STATUS ::
new wholly-owned properties

AMERICAN CAMPUS COMMUNITIES

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2011 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	26 West-Austin, TX	737	71.8%	n/a	n/a	1,026	1,026	n/a	n/a	n/a
2.	University Heights-Knoxville, TN	85	13.5%	68	10.8%	628	636	90.4%	n/a	n/a
3.	The Varsity-College Park, MD	93	10.3%	n/a	n/a	900	901	n/a	n/a	n/a
	Subtotal-Newly Acquired Properties	**915**	**35.8%**	**68**	**10.8%** [6]	**2,554**	**2,563**	**90.4%** [6]	**n/a**	**n/a**
1.	The Villas at Vista del Sol-Tempe, AZ	396	100.5%	n/a	n/a	394	400	n/a	n/a	n/a
2.	Hilltop Townhomes-Flagstaff, AZ	566	99.5%	n/a	n/a	569	576	n/a	n/a	n/a
3.	U Club on Frey-Kennesaw, GA	453	99.3%	n/a	n/a	456	456	n/a	n/a	n/a
4.	U Club Townhomes on Marion Pugh-College Station, TX	628	99.1%	n/a	n/a	634	640	n/a	n/a	n/a
5.	The Village at Overton Park-Lubbock, TX	344	56.8%	n/a	n/a	606	612	n/a	n/a	n/a
6.	The Suites-Flagstaff, AZ	284	52.9%	n/a	n/a	537	550	n/a	n/a	n/a
7.	Campus Edge on UTA Boulevard-Arlington, TX	198	40.6%	n/a	n/a	488	488	n/a	n/a	n/a
8.	Casas del Rio-Albuquerque, NM	349	33.9%	n/a	n/a	1,028	1,028	n/a	n/a	n/a
9.	Villas on Rensch-Amherst, NY	180	29.9%	n/a	n/a	602	610	n/a	n/a	n/a
10.	University Pointe at College Station-Portland, OR	122	12.7%	n/a	n/a	963	978	n/a	n/a	n/a
11.	Casa de Oro-Glendale, AZ	0	0.0%	n/a	n/a	348	365	n/a	n/a	n/a
	Subtotal-New Development Properties	**3,520**	**53.1%**	**n/a**	**n/a** [6]	**6,625**	**6,703**	**n/a** [6]	**n/a**	**n/a**
	Total New Wholly-owned Properties	**4,435**	**48.3%**	**68**	**10.8%** [6]	**9,179**	**9,266**	**90.4%** [6]	**n/a**	**n/a**
	Total-All Wholly-owned Properties	**31,790**	**47.7%**	**27,403**	**47.8%** [6]	**66,669**	**67,234**	**98.1%** [6]	**3.5%**	**3.5%**

1. As of February 10, 2012 for current year and February 10, 2011 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2011.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.
5. The company owns a 79.5% interest in this property.
6. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2011 occupancy.

AMERICAN CAMPUS COMMUNITIES :: 13

OWNED DEVELOPMENT UPDATE :: $ in thousands

AMERICAN CAMPUS COMMUNITIES

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Cost	% Complete[1]	Scheduled to Open for Occupancy
Univ. Pointe at College Station - ACE	Portland, OR	Portland State University	282	978	$ 87,800	63%	September 2012
Casas del Rio - ACE	Albuquerque, NM	University of New Mexico	283	1,028	39,400	18%	August 2012
The Suites - ACE	Flagstaff, AZ	Northern Arizona University	275	550	28,100	41%	August 2012
Hilltop Townhomes - ACE	Flagstaff, AZ	Northern Arizona University	144	576	32,500	44%	August 2012
U Club on Frey	Kennesaw, GA	Kennesaw State University	114	456	22,500	50%	August 2012
Campus Edge on UTA Boulevard	Arlington, TX	Univ. of Texas at Arlington	128	488	24,900	29%	August 2012
U Club Townhomes on Marion Pugh	College Station, TX	Texas A&M University	160	640	34,100	70%	August 2012
Villas on Rensch	Amherst, NY	University at Buffalo	153	610	44,800	45%	August 2012
The Village at Overton Park	Lubbock, TX	Texas Tech University	163	612	34,800	45%	August 2012
Casa de Oro - ACE	Glendale, AZ	Arizona State University	109	365	14,600	17%	August 2012
The Villas at Vista del Sol - ACE	Tempe, AZ	Arizona State University	104	400	21,900	21%	August 2012
Manzanita Hall - ACE[2]	Tempe, AZ	Arizona State University	241	816	50,300	0%	August 2013
The Callaway House	Austin, TX	The University of Texas at Austin	219	753	60,100	0%	August 2013
Drexel University - ACE	Philadelphia, PA	Drexel University	220	861	97,600	0%	September 2013
					$ 593,400 [3]		

OWNED DEVELOPMENT PIPELINE[4]

Project	Location	Primary University Served	Anticipated Commencement	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Studio Green[5,6]	Tallahassee, FL	Florida State University	Q2 / Q3 2012	448	$ 28,500	August 2013
Townhomes at Overton Park[5]	Lubbock, TX	Texas Tech University	Q3 2012	448	29,000	August 2013
Carbondale Development[7]	Carbondale, IL	Southern Illinois University	TBD	650	32,100	TBD
University Shoppes[5,8]	Orlando, FL	University of Central Florida	Q1 / Q2 2013	1,313	109,300	August 2014
West Virginia University - ACE[9]	Morgantown, WV	West Virginia University	Q2 / Q3 2013	580	41,500	August 2014
					$ 240,400	

1. Based on costs incurred under the general construction contract as of December 31, 2011. As of December 31, 2011, the total Construction in Progress balance is $151.3 million, representing costs incurred under the total project budget. The Callaway House and the Drexel University project commenced construction in January 2012 and were therefore 0% complete as of December 31, 2011.
2. This project consists of the redevelopment of an existing student housing high-rise building into a new residence hall product, utilizing the existing building structure. Although no costs have been incurred under the general construction contract as of December 31, 2011, approximately $2.1 million has been incurred related to asbestos abatement and interior demolition. Redevelopment work under the general construction contract is anticipated to commence in the second quarter 2012.
3. Includes land previously acquired totaling $28.2 million.
4. Does not include undeveloped land parcels in 4 university markets totaling $12.8 million.
5. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.
6. This property was purchased in November 2011 with the intent to demolish the existing student housing facilities. Units are currently being vacated to prepare for the development of a new townhome community. Estimated project cost includes $6.8 million spent to acquire the property.
7. Estimated project cost includes land costs of $3.0 million.
8. This property was purchased in July 2011 with the intent to demolish the existing retail center and develop a new mixed-use community. Estimated project costs include $27.2 million to acquire the property.
9. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

AMERICAN CAMPUS COMMUNITIES :: 14

MEZZANINE INVESTMENT UPDATE :: $ in thousands

AMERICAN CAMPUS COMMUNITIES

Project	Location	Primary University Served	Units	Beds	Mezzanine Investment	Structure	Purchase Price	Targeted Completion
University Edge	Kent, OH	Kent State University	201	608	$ 4,500	Pre-sale[1]	$ 31,100	August 2012
Oxford Commons	Oxford, OH	Miami University	184	456	4,000	Option[2]	21,350	August 2012
The Retreat	San Marcos, TX	Texas State University	187	780	3,100	Option[3]	52,000	August 2012
					$ 11,600		$ 104,450	

1. The company has provided mezzanine financing to a private developer and is obligated to purchase the property as long as certain construction completion deadlines are met. The Company is responsible for leasing, management, and initial operations of the project while the third-party developer retains the development risk. As of December 31, 2011, the company is including this property in its consolidated financial statements. Therefore, as of December 31, 2011, the company has included the following amounts in its consolidated balance sheet: land of $4.8 million, construction in progress of $5.4 million, and construction loan payable of $4.9 million.
2. The company has provided mezzanine financing to a private developer, while also retaining an option to purchase the property upon completion. The developer is responsible for leasing, management, and initial operations of the property, and is required to pay interest on the mezzanine investment on a monthly basis. Should we choose not to exercise our option to purchase the property, the developer is obligated to repay the mezzanine investment, along with all accrued but unpaid interest, within 60 days of the option termination date of September 30, 2012. Should we choose to exercise our option to purchase the property, the mezzanine investment, along with all accrued but unpaid interest, will be credited to the company upon closing of the purchase of the property. Closing is subject to a 60-day due diligence period.
3. The company has provided mezzanine financing to a private developer, while also retaining an option to purchase the property upon completion. The developer is responsible for leasing, management, and initial operations of the property, and is required to pay interest on the mezzanine investment on a monthly basis. The purchase price may be reduced by up to 5%, subject to the achievement of certain rental revenue and occupancy thresholds. If the developer achieves certain rental revenue and occupancy thresholds, the company has 30 days from the day the developer provides proof of such to exercise our option. Should we choose to not exercise our option to purchase the property, the developer is obligated to repay the mezzanine investment, along with all accrued but unpaid interest, within 120 days of the option termination date (which is no later than October 15, 2013.) Should we choose to exercise our option to purchase the property, the mezzanine investment, along with all accrued but unpaid interest, will be credited to the company upon closing of the purchase of the property.. Closing is subject to a 45-day due diligence period.

AMERICAN CAMPUS COMMUNITIES :: 15

THIRD-PARTY DEVELOPMENT UPDATE :: $ in thousands

	Three Months Ended December 31,			Year Ended December 31,		
	2011	2010	$ Change	2011	2010	$ Change
Development services revenue	$ 1,347 [1]	$ 1,044	$ 303	$ 7,497	$ 9,302 [2]	$ (1,805)
% of total revenue	1.3%	1.1%		1.9%	2.8%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned as of December 31, 2011	Fees Earned in Current Year	Remaining Fees as of December 31, 2011	Scheduled Completion
Cardinal Court	Normal, IL	Illinois State University	228	896	$ 2,555	$ 1,808	$ 1,808	$ 747	August 2012
Northern Illinois University	DeKalb, IL	Northern Illinois University	126	1,008	4,572	2,985	2,985	1,587	August 2012
University of Wyoming	Laramie, WY	University of Wyoming	84	332	1,055	688	688	367	August 2012
Casa de Oro Dining Hall[3]	Glendale, AZ	Arizona State University	n/a	n/a	543	325	325	218	August 2012
					$ 8,725	$ 5,806	$ 5,806	$ 2,919	

ON-CAMPUS AWARD PIPELINE[4]

Project	Location	Anticipated Financing Structure	Anticipated Commencement	Estimated Fees
Southern Oregon University	Ashland, OR	Third-party	Q2 / Q3 2012	$ 2,000
CUNY - Staten Island[5]	Staten Island, NY	Third-party	Q1 / Q2 2012	2,500
Princeton University	Princeton, NJ	University-funded	Q2 / Q3 2012	1,500
USC Health Sciences Campus	Los Angeles, CA	ACE	TBD	n/a
Texas A&M University	College Station, TX	ACE	TBD	n/a
				$ 6,000

1. Third-party development services revenue for the three months ended December 31, 2011 includes $0.3 million of revenue earned from the company's participation in cost savings on the Cleveland State University project, which completed construction and opened for occupancy in August 2011.
2. Third-party development services revenue for the year ended December 31, 2010 includes $4.7 million of revenue earned from the company's participation in cost savings on the University of California – Irvine Phase III project, which completed construction and opened for occupancy in August 2010.
3. The Company is earning a fee to assist the University in building a dining hall that will be located adjacent to the Casa de Oro ACE project, which commenced construction in November 2011. The dining hall will be owned by the University and will be operated by a third-party food service operator.
4. These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.
5. Construction commencement for this project is subject to fluctuations in the project-based bond financing market and final construction pricing. The company has executed an Interim Services Agreement with the University whereby the University is obligated to exclusively use the company as developer for this or any other student housing project on the University's campus through 2017. Should the cost of financing via project-based bonds not improve sufficiently to allow for a near-term closing, the company and University plan to continue to work together to redesign and value engineer the project until such feasibility is achieved.

AMERICAN CAMPUS COMMUNITIES :: 16

MANAGEMENT SERVICES UPDATE :: $ in thousands

	Three Months Ended December 31,			Year Ended December 31,		
	2011	2010	$ Change	2011	2010	$ Change
Management services revenue	$ 1,827	$ 2,061	$ (234)	$ 7,254	$ 8,670	$ (1,416)
% of total revenue	1.7%	2.2%		1.9%	2.6%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	Primary University Served	Approximate Beds	Stabilized Annual Fees[1]	Actual or Anticipated Commencement
CAU Suites	Atlanta, GA	Clark Atlanta University	598	$ 80	August 2011
Heritage Commons	Atlanta, GA	Clark Atlanta University	455	80	August 2011
Euclid Commons Phase II	Cleveland, OH	Cleveland State University	265	38	August 2011
UT Dallas Residence Hall Phase II	Richardson, TX	University of Texas at Dallas	400	90	August 2011
UT Dallas Residence Hall Phase III	Richardson, TX	University of Texas at Dallas	400	100	August 2012
CUNY - Staten Island[2]	Staten Island, NY	City University of New York	454	TBD	August 2013
Jaguar Hall Phase II	Victoria, TX	University of Houston - Victoria	180	30	TBD
				$ 418	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	Primary University Served	Approximate Beds	2011 Fee Contribution Prior to Termination	Discontinued As Of
University Heights[3]	Knoxville, TN	University of Tennessee	636	$ 120	January 2012
Vista Lofts	Denver, CO	University of Colorado - Denver	291	56	February 2012
Asbury Green	Denver, CO	University of Colorado - Denver	354	82	February 2012
				$ 258	

1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
2. Management contract is contingent upon the successful closing and completion of development project and/or negotiation of management agreement.
3. Represents a property acquired in January 2012 from a joint venture with Fidelity in which we previously held a 10% interest.

AMERICAN CAMPUS COMMUNITIES :: 17

INVESTOR INFORMATION ::

AMERICAN CAMPUS COMMUNITIES

Executive Management

Bill Bayless	Chief Executive Officer
Greg Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Jeffery Spector / Jana Galan	Bank of America / Merrill Lynch	(646) 855-1363 / (646) 855-3081	jeff.spector@baml.com / jana.galan@baml.com
Michael Bilerman / Eric Wolfe	Citigroup Equity Research	(212) 816-1383 / (212) 816-5871	michael.bilerman@citi.com / eric.wolfe@citi.com
John Perry	Deutsche Bank Securities, Inc.	(212) 250-4912	john.perry@db.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	ckemple@hilliard.com
Steve Sakwa / Seth Laughlin	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / slaughlin@sigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Andrew DiZio	Janney Capital Markets	(215) 665-6439	adizio@janney.com
Taylor Schimkat	Keefe, Bruyette & Woods	(212) 887-3885	tschimkat@kbw.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Stephen C. Swett	Morgan Keegan	(212) 508-7585	stephen.swett@morgankeegan.com
Paula Poskon	Robert W. Baird & Co., Inc.	(703) 821-5782	pposkon@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneill.com / jmilam@sandleroneill.com
Ross Nussbaum	UBS Investment Research	(212) 713-2484	ross.nussbaum@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@americancampus.com





AMERICAN CAMPUS COMMUNITIES :: 18

Forward-looking statement :: In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. AMERICAN CAMPUS COMMUNITIES ::